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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K

                            ----------------------

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 15, 1998
                                                  ----------------



                              LITHIA MOTORS, INC.
           (Exact name of registrant as specified in its charter)


                 OREGON                                         93-0572810
(State or other jurisdiction of incorporation                (I.R.S. Employer
           or organization)                                 Identification No.)

   360 E. JACKSON STREET, MEDFORD, OREGON                          97501
  (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (541) 776-6899


      (Former name or former address, if changed since last report): N/A








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                              LITHIA MOTORS, INC.
                                    FORM 8-K
                                     INDEX


Item      Description                                                 Page
----      -----------                                                 ----
Item 2.   Acquisition or Disposition of Assets                         2

Item 7.   Financial Statements and Exhibits                            2

          Signatures                                                   3


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On October 15, 1998, Lithia Motors, Inc. (the "Company"), acquired the inventories, operating assets and intangible assets and assumed all liabilities of Camp Automotive, Inc. ("Camp Automotive") in Spokane, Washington, pursuant to an Agreement for Purchase and Sale of Business Assets (the "Agreement") dated August 1, 1998. Pursuant to the Agreement, the total purchase price was approximately $11.0 million, consisting of $8.0 million in cash from the Company's existing cash balances and a $3.0 million note to the seller. The Company is leasing the land and facilities from the seller.

     There was no previous relationship between the Company and Camp Automotive, nor any of the Company's and Camp Automotive's affiliates, officers or directors.

(b) The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

     Financial statements for Camp Automotive are not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

(b)  PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information for Camp Automotive is not presently available, and will be filed as soon as practicable, but not later than sixty days from the due date for the filing of this Form 8-K.

(c)  EXHIBITS

     The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

     2.1 Agreement for Purchase and Sale of Business Assets, by and between Phil S. Camp, Jerry W. Camp, Jr., Julie A. Camp McKay, Chris E. Camp, Travis W. Camp, Carter B. Camp and Camp Automotive, Inc. and the Company, dated August 1, 1998.






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   October 26, 1998           LITHIA MOTORS, INC.


                                   By /s/ SIDNEY B. DEBOER
                                      --------------------
                                   Sidney B. DeBoer
                                   Chairman of the Board,
                                   Chief Executive Officer and Secretary
                                   (Principal Executive Officer)


                                   By /s/ BRIAN R. NEILL
                                      --------------------
                                   Brian R. Neill
                                   Senior Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)






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